                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)   November 4, 2004
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                              Armor Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                       0-18863                  59-3392443
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

1400 Marsh Landing Parkway, Jacksonville, Florida                    32250
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(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (904) 741-5400
                                                           --------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

OFFERING OF $45 MILLION 2.00% SENIOR SUBORDINATED CONVERTIBLE NOTES

     On November 4, 2004, Armor Holdings, Inc. (the "Company") issued a press release announcing that the underwriters of the Company's recent underwritten registered public offering of $300 million aggregate principal amount of 2.00%
Senior Subordinated Convertible Notes due November 1, 2024 ("Notes") had elected to exercise their over-allotment option to purchase an additional $45 million aggregate principal amount of Notes. A copy of the press release is attached to this report as Exhibit 99.1. The Company consummated the sale of this additional
$45 million aggregate principal amount of Notes on November 5, 2004.

Item 9.01. Financial Statements and Exhibits

          (c)  Exhibits. The following Exhibits are filed herewith as a part of this report:

Exhibit    Description
-------    -----------

99.1       Press Release, dated November 4, 2004.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2004

                                                 ARMOR HOLDINGS, INC.

                                             By:  /s/ Philip A. Baratelli
                                                 -------------------------------
                                                 Name:  Philip A. Baratelli
                                                 Title: Corporate Controller,
                                                        Treasurer and Secretary

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